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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 24, 1999



                         NORTHSTAR HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


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
                  DELAWARE                                  0-21752                         25-1697152
(State or other jurisdiction of Incorporation)        (Commission File No.)     (IRS Employer Identification No.)
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665 PHILADELPHIA STREET, INDIANA, PENNSYLVANIA             15701
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code:    (724) 349-7500





                                 Not Applicable
          (Former name or former address, if changed from last report)




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ITEM 5.  OTHER EVENTS

Resignation of Chief Financial Officer

         Lisa S. Guarino, the Company's Executive Vice-President, Chief Financial Officer, Treasurer, and Principal Accounting Officer, has resigned from these positions effective June 4, 1999. Ms. Guarino, who is leaving to pursue her own consulting and financial services business, has agreed to continue to assist the Company as a financial advisor, on an as needed basis, with issues related to the Finance Department and other matters. The Company is presently searching for a replacement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of businesses being acquired:   None.

         (b)   Pro Forma financial information:   None.

         (c)   Exhibits:

               (99.1) Press Release, dated May 27, 1999, issued by the Company.

               (99.2) Termination of Letter of Employment between Northstar
                      Health Services, Inc., and Lisa S. Guarino, CPA, dated May 24, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Northstar Health Services, Inc.



                         /s/ Thomas W. Zaucha
                         -------------------------------
                         Name:  Thomas W. Zaucha
                         Title: Chairman, CEO, President and Director
                                (Principal Executive Officer)


                         /s/ Lisa S. Guarino
                         -------------------------------
                         Name:  Lisa S. Guarino
                         Title: Executive Vice-President, Chief Financial
                                Officer and Treasurer
                                (Principal Accounting and Financial Officer)

May 27, 1999